Prospectus supplement dated June 1, 2017
to the following prospectus(es):
BOA Choice Venue Annuity
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	Effective May 1, 2017, the Sub-Advisor for the following underlying mutual funds are updated as indicated below:
Dreyfus Sustainable U.S. Equity Portfolio, Inc. (The): Initial Shares (formerly, Dreyfus Socially Responsible Growth Fund, Inc. (The): Service Shares)
Investment Advisor:	The Dreyfus Corporation
Sub-advisor	Newton Investment Management (North America) Limited
Investment Objective:	The fund seeks long-term capital appreciation
PRO-0006-10